Exhibit 4.1

NUMBER
PULSE BIOSCIENCES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
AUTHORIZED: 45,000,000 COMMON SHARES,
$0.001 PAR VALUE PER SHARE
SHARES
CUSIP 74587B 10 1
SEE REVERSE FOR
CERTAIN DEFINITIONS
This Certifies That
is the owner of
Fully Paid and Non-Assessable Common Stock, $0.001 Par Value of
PULSE BIOSCIENCES, INC.
transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.
Countersigned:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430
Denver, CO 80209
By
Transfer Agent and Registrar Authorized Officer
Dated:
137
PRESIDENT AND CHIEF EXECUTIVE OFFICER
PULSE BIOSCIENCES, INC.
CORPORATE
SEAL
NEVADA
SENIOR VICE PRESIDENT, FINANCE AND ADMINISTRATION,
CHIEF FINANCIAL OFFICER AND SECRETARY
© Mountain Financial Print & Design, LLC
Pulse Biosciences

PULSE BIOSCIENCES, INC.
CORPORATE STOCK TRANSFER, INC.
TRANSFER FEE: AS REQUIRED
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
of survivorship and not as
tenants in common
UNIF GIFT MIN ACT - Custodian
(Cust) (Minor)
under Uniform Gifts to Minors
Act
(State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
FOR VALUE RECEIVED, hereby sell, assign and transfer unto
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney to transfer
the said stock on the books of the within-named Corporation, with full power of substitution in the premises.
Dated: 20 ,
Signature: X
Signature(s) Guaranteed:
Signature: X
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.